                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): November 20, 1998
                                                           -----------------

                         First Alliance Mortgage Company
                                  on behalf of
                   First Alliance Mortgage Loan Trust 1998-1F
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        California                  333-44585-02                95-2944875
----------------------------    --------------------       -------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)              Identification
                                        No.)

                       c/o First Alliance Mortgage Company
                            Attention: Francisco Nebot
                         Executive Vice President & CFO
                             17305 Von Karman Avenue
                                Irvine, CA 92614
                    -----------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (949)224-8500

                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.

            Information relating to the distributions to Certificateholders for the November 1998 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1998-1F, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between First Alliance Mortgage Company as Servicer, and Chase Manhattan Bank, as trustee.


Item 7.      Exhibit.

           Monthly Report for the November 1998 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1998-1F, Class A issued by the First Alliance Mortgage Loan Trust 1998-1F.

--------------------------------------------------------------------------------
                        FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-1F
================================================================================


DISTRIBUTION:           20-Nov-98

----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL      BEGINNING                                                      ENDING                         ENDING
          NOTE          NOTE        PRINCIPAL        INTEREST         TOTAL           NOTE       SUBORDINATION     PRINCIPAL
CLASS    BALANCE       BALANCE     DISTRIBUTION     DISTRIBUTION   DISTRIBUTION      BALANCE        AMOUNT          BALANCE
----------------------------------------------------------------------------------------------------------------------------------
NOTE   55,400,000.00  46,745,478.72  1,098,059.05   257,489.68     1,355,548.73    45,647,419.67   554,000.00     46,201,419.67

CERT        N/A           N/A                0.00   100,504.76       100,504.76         N/A            N/A             N/A
==================================================================================================================================
TOTALS 55,400,000.00  46,745,478.72  1,098,059.05   357,994.44     1,456,053.49    45,647,419.67                  46,201,419.67
==================================================================================================================================


FACTOR INFORMATION PER $1,000

-------------------------------------------------       ---------------------------------
        PRINCIPAL      INTEREST       ENDING NOTE                 INIT NOTE     CURR NOTE
CLASS  DISTRIBUTION  DISTRIBUTION       BALANCE         CLASS        RATE          RATE
-------------------------------------------------       ---------------------------------

NOTE   19.82056047    4.64782816     823.96064394       NOTE       6.6100%       6.6100%

CERT      N/A            N/A              N/A           CERT         N/A           N/A

-------------------------------------------------       ---------------------------------

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-1F
================================================================================

DISTRIBUTION:      20-Nov-98

                                                                   PER $1000
                                                                   ---------
SECTION 3.8(a)(i)    NOTE DISTRIBUTION              1,355,548.73      24.47

SECTION 3.8(a)(ii)   TOTAL PRINCIPAL DISTRIBUTION   1,098,059.05      19.82


             -----------------------------------------------------------------------------------
                                        PREPAYMENTS &
                           PREPAID       PREFUNDING
             SCH. PRIN.  INSTALLMENTS  ACCT. REMAINDER  LIQUIDATIONS   SUB. INCREASE   SUB RED.
             -----------------------------------------------------------------------------------
             41,069.97       0.00       1,056,989.08       0.00            0.00          0.00
             -----------------------------------------------------------------------------------

SECTION 3.8(a)(iii)  TOTAL INTEREST DISTRIBUTION         257,489.68

SECTION 3.8(a)(v)    INSURED PAYMENT                           0.00

SECTION 3.8(a)(vii)  LOAN PURCHASE PRICES                108,929.24
                     SUBSTITUTION AMOUNTS                      0.00

SECTION 3.8(a)(viii) SUBORDINATION REDUCTION AMOUNT            0.00

SECTION 3.8(a)(ix)   CURRENT REALIZED LOSSES                   0.00
                     CUMULATIVE REALIZED LOSSES                0.00


SECTION 3.8(a)(x)                                                   NUMBER    LOAN BALANCE
                                                                    ------    ------------
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.4
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.6
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 4.10
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00

SECTION 3.8(b)(i) DELINQUENT MORTGAGE LOANS (includes loans in foreclosure and bankruptcy):

                      -----------------------------------------------------
                                              AGGREGATE
                      CATEGORY    NUMBER     LOAN BALANCE  PERCENTAGE
                      -----------------------------------------------------
                      30-59 DAYS          5          216,711.51  0.47%
                      60-89 DAYS          2          138,622.13  0.30%
                       90 + DAYS          11         873,140.11  1.89%
                      -----------------------------------------------------

SECTION 3.8(b)(ii)   LOANS IN FORECLOSURE (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                    20       1,305,934.75     2.83%
                               --------------------------------------------

SECTION 3.8(b)(iii)  LOANS IN BANKRUPTCY (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                     0           0.00         0.00%
                              --------------------------------------------

SECTION 3.8(b)(iv)   REO PROPERTIES (not included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                     0         0.00           0.00%
                               --------------------------------------------

SECTION 3.8(b)(vi)   BOOK VALUE OF REO PROPERTY                         -

                                    SIGNATURE
                                    ---------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                First Alliance Mortgage Loan Trust 1998-1F
                                ------------------------------------------
                                            (Registrant)

                                By: First Alliance Mortgage Company
                                   ---------------------------------------
                                             (Servicer)

Date:  December 21, 1998        By: /S/ Francisco Nebot
       -----------------           ---------------------------------------

                                Name:   Francisco Nebot
                                     -------------------------------------
                                        Executive Vice President and
                                Title:  Chief Financial Officer
                                      ------------------------------------